UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2023

Quantum FinTech Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4221 W. Boy Scout Blvd., Suite 300 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

(813) 257-9366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	QFTA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	QFTA	The New York Stock Exchange
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTAW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As approved by its stockholders at the special meeting in lieu of annual meeting of stockholders held on February 6, 2023 (the “Special Meeting”), Quantum FinTech Acquisition Corporation (the “Company”) entered into an amendment to the Investment Management Trust Agreement, dated as of February 4, 2021 (the “Trust Agreement”), with Continental Stock Transfer & Trust Company (“Continental”), on February 6, 2023 (the “Trust Amendment”). Pursuant to the Trust Amendment, the amendment extended the initial date on which Continental must commence liquidation of the Trust Account to up to August 9, 2023, or such earlier date as determined by the Company’s board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, provided that Quantum Ventures LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) an amount determined by multiplying $0.055 by the number of public shares then outstanding, up to a maximum of $175,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The foregoing description is qualified in its entirety by reference to the Trust Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting, the Company filed an amendment to its amended and restated certificate of incorporation (the “Charter”) with the Delaware Secretary of State on February 6, 2023 (the “Charter Amendment”), to extend the date by which the Company has to consummate a business combination for an additional six months, from February 9, 2023 (the “Termination Date”) to up to August 9, 2023, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until August 9, 2023 or a total of up to six months after the Termination Date, or such earlier date as determined by the Board, unless the closing of the Company’s initial business combination shall have occurred (the “Extension,” and such later date, the “Extended Date”), provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.055 by the number of public shares then outstanding, up to a maximum of $175,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 6, 2023, the Company held the Special Meeting. On January 17, 2023, the record date for the Special Meeting, there were 25,156,250 shares of common stock outstanding and entitled to be voted at the Special Meeting, approximately 82.12% of which were represented in person or by proxy at the Special Meeting.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

1. Charter Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter, to extend the date by which the Company has to consummate a business combination for an additional six months, from the Termination Date to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.055 by the number of public shares then outstanding, up to a maximum of $175,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
19,003,352	1,404,845	29,000	222,128

2. Trust Amendment Proposal

The stockholders approved the proposal to amend the Trust Agreement, dated February 4, 2021, by and between the Company and Continental, to provide for the Extension to the Extended Date pursuant to the Charter Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
19,003,352	1,404,845	29,000	222,128

3. Director Proposal

The stockholders approved the proposal to re-elect seven directors to the Board, with such directors to serve until the first annual meeting of stockholders following this special meeting or until his successor is elected and qualified. The voting results were as follows:

DIRECTOR NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
John Schaible	18,898,376	1,538,821	222,128
Miguel Leon	18,957,853	1,479,344	222,128
Michael Devlin	18,993,152	1,444,045	222,128
Sandip I. Patel	18,957,836	1,479,361	222,128
Thomas J. Hammond	16,530,128	3,907,069	222,128
Richard Korhammer	18,957,853	1,479,344	222,128
Steven J. Carlson	18,993,153	1,444,044	222,128

4. Auditor Proposal

The stockholders approved the proposal to ratify the selection by the Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
20,653,802	423	5,100	0

Item 8.01. Other Events.

In connection with the votes to approve the proposals above, the holders of 14,667,626 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.15 per share, for an aggregate redemption amount of approximately $148.88 million, leaving approximately $53.68 million in the trust account.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Quantum FinTech Acquisition Corporation dated February 6, 2023
10.1	Amendment to the Investment Management Trust Agreement, dated as of February 4, 2021, between Quantum FinTech Acquisition Corporation and Continental Stock Transfer & Trust Company dated February 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum FinTech Acquisition Corporation

By:	/s/ John Schaible
Name:	John Schaible
Title:	Chief Executive Officer

Date: February 7, 2023

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